INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

NOTE 16. INCOME TAXES

The provision for income taxes for continuing operations for the years ended December 31, 2011, 2010 and 2009 consists of the following:

	Years Ended December 31,
	2011	2010	2009
Current tax expense (benefit):
Federal	$0	$6	$(53)
State	(6)	0	11
	(6)	6	(42)
Deferred tax expense (benefit):
Federal	62	(929)	17
State	5	(54)	2
	67	(983)	19
	$61	$(977)	$(23)

A reconciliation between the amount of reported income tax expense (benefit) and the amount computed by multiplying income (loss) from continuing operations before income taxes by the statutory federal income tax rate is shown below:

	Years Ended December 31,
	2011	2010	2009
Tax expense at statutory federal rate of 35%	$57	$55	$67
State income taxes, net of federal income tax benefit	10	10	10
Tax attributable to noncontrolling interests	(4)	(3)	(3)
Other changes in valuation allowance	(2)	(1,054)	(110)
Change in tax contingency reserves, including interest	(12)	16	(24)
Termination of company-owned life insurance policies	0	0	37
Prior-year provision to return adjustment and other changes in deferred taxes, net of valuation allowance	7	(3)	(1)
Other items	5	2	1
	$61	$(977)	$(23)

Deferred income taxes reflect the tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. The following table discloses those significant components of our deferred tax assets and liabilities, including any valuation allowance:

	December 31, 2011		December 31, 2010
	Assets	Liabilities	Assets	Liabilities
Depreciation and fixed-asset differences	$0	$418	$0	$469
Reserves related to discontinued operations and restructuring charges	5	0	4	0
Receivables (doubtful accounts and adjustments)	178	0	153	0
Deferred gain on debt exchanges	0	53	0	53
Accruals for retained insurance risks	197	0	217	0
Intangible assets	0	115	0	103
Other long-term liabilities	53	0	52	0
Benefit plans	190	0	185	0
Other accrued liabilities	31	0	14	0
Investments and other assets	5	0	4	0
Net operating loss carryforwards	695	0	842	0
Stock-based compensation	44	0	83	0
Other items	41	0	46	0
	1,439	586	1,600	625
Valuation allowance	(61)	0	(66)	0
	$1,378	$586	$1,534	$625

Below is a reconciliation of the deferred tax assets and liabilities and the corresponding amounts reported in the accompanying Consolidated Balance Sheets.

	December 31,
	2011	2010
Current portion of deferred income taxes	$418	$282
Deferred income taxes, net of current portion	374	627
Noncurrent deferred income tax liability	0	0
Net deferred tax asset (liability)	$792	$909

The provision for income taxes in the year ended December 31, 2010 included an income tax benefit of $998 million in continuing operations related to a decrease in the valuation allowance for our deferred tax assets and other tax adjustments. The net decrease in the valuation allowance during the year ended December 31, 2010 is primarily attributable to the estimated realization of deferred tax assets resulting from the utilization of net operating loss carryforwards against projected future years’ taxable income. After considering all available evidence, both positive (including cumulative profits, carryforward periods for utilization of federal net operating loss carryovers and other factors) and negative (including cumulative losses in past years and other factors), we concluded that the valuation allowance against our deferred tax assets should be reduced by approximately $1.06 billion. The remaining $66 million balance in the valuation allowance as of December 31, 2010 was primarily attributable to certain state net operating loss carryovers and federal tax credits that, more likely than not, will expire unutilized. Based on the improvement of our operating results in 2009 and 2010 and our assessment of projected future results of operations, we determined that realization of the deferred income tax benefit was more likely than not. As a result, our judgment about the need for this valuation allowance changed and the reduction in the valuation allowance was recorded as a benefit in the provision for income taxes.

Effective January 1, 2007, we adopted ASC 740-10-25, which prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. The table below summarizes the total changes in unrecognized tax benefits during the years ended December 31, 2011, 2010 and 2009. The additions and reductions for tax positions include the impact of items for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductions. Such amounts include unrecognized tax benefits that have impacted deferred tax assets and liabilities at December 31, 2011, 2010 and 2009.

	Continuing Operations	Discontinued Operations	Total
Balance at December 31, 2008	$61	$17	$78
Additions for prior-year tax positions	0	0	0
Reductions for tax positions of prior years	(16)	(4)	(20)
Additions for current-year tax positions	2	0	2
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	(11)	(1)	(12)
Reductions due to a lapse of statute of limitations	(2)	0	(2)
Balance at December 31, 2009	34	12	46
Additions for prior-year tax positions	12	0	12
Reductions for tax positions of prior years	(12)	(11)	(23)
Additions for current-year tax positions	1	0	1
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	0	0	0
Reductions due to a lapse of statute of limitations	(1)	0	(1)
Balance at December 31, 2010	34	1	35
Additions for prior-year tax positions	15	0	15
Reductions for tax positions of prior years	(2)	0	(2)
Additions for current-year tax positions	3	0	3
Reductions for current-year tax positions	0	0	0
Reductions due to settlements with taxing authorities	(12)	0	(12)
Reductions due to a lapse of statute of limitations	(4)	0	(4)
Balance at December 31, 2011	$34	$1	$35

The total amounts of unrecognized tax benefits as of December 31, 2009 and 2010 were $46 million and $35 million, respectively, of which $46 million and $23 million, if recognized, would affect our effective tax rate and income tax expense (benefit) from continuing and discontinued operations. Income tax expense in the year ended December 31, 2011 includes a benefit of $21 million ($2 million related to continuing operations and $19 million related to discontinued operations) attributable to a reduction in our estimated liabilities for uncertain tax positions, net of related deferred tax effects. The total amount of unrecognized tax benefits as of December 31, 2011 was $35 million, which, if recognized, would impact our effective tax rate and income tax expense (benefit) from continuing and discontinued operations. Income tax expense in the year ended December 31, 2010 includes a benefit of $58 million ($45 million related to continuing operations and $13 million related to discontinued operations) attributable to a reduction in our estimated liabilities for uncertain tax positions, net of related deferred tax effects, primarily as a result of audit settlements and the expiration of statutes of limitation.

Our practice is to recognize interest and/or penalties related to income tax matters in income tax expense in our consolidated statements of operations. Approximately $1 million of interest and penalties related to accrued liabilities for uncertain tax positions ($1 million of income related to continuing operations and $2 million of expense related to discontinued operations) are included in the accompanying Consolidated Statement of Operations for the year ended December 31, 2011. Total accrued interest and penalties on unrecognized tax benefits as of December 31, 2011 were $9 million ($10 million related to continuing operations and $(1) million related to discontinued operations).

The Internal Revenue Service (“IRS”) has completed the audits of our tax returns for all tax years ending on or before December 31, 2007. All disputed issues with respect to these audits have been resolved and all related tax assessments (including interest) have been paid. Tax returns for years ended after December 31, 2007 are not currently under examination by the IRS. During 2011, the resolution of tax and interest computations by the IRS resulted in a net refund of tax and interest of $18 million with respect to the tax years ended May 31, 1998 through December 31, 2003, and payment of $15 million of tax and interest with respect to the tax years ended December 31, 2006 and 2007.

As of December 31 2011, approximately $9 million of unrecognized federal and state tax benefits, as well as reserves for interest and penalties, may decrease in the next 12 months as a result of the settlement of audits, the filing of amended tax returns or the expiration of statutes of limitations.

At December 31, 2011, our carryforwards available to offset future taxable income consisted of (1) federal net operating loss (“NOL”) carryforwards of approximately $1.7 billion pretax expiring in 2024 to 2030, (2) approximately $20 million in alternative minimum tax credits with no expiration, (3) general business credit carryforwards of approximately $14 million expiring in 2023 through 2031, and (4) state NOL carryforwards of $3.3 billion expiring in 2012 through 2031 for which the associated deferred tax benefit, net of valuation allowance and federal tax impact, is $32 million. Our ability to utilize NOL carryforwards to reduce future taxable income may be limited under Section 382 of the Internal Revenue Code if certain ownership changes in our company occur during a rolling three-year period. These ownership changes include the offering of stock by us, the purchase or sale of our stock by 5% shareholders, as defined in the Treasury regulations, or the issuance or exercise of rights to acquire our stock. If such ownership changes by 5% shareholders result in aggregate increases that exceed 50 percentage points during the three-year period, then Section 382 imposes an annual limitation on the amount of our taxable income that may be offset by the NOL carryforwards.